UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2013

Annual Report

to Shareholders

DWS Large Cap Value Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
29 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Information About Your Fund's Expenses
42 Tax Information
43 Advisory Agreement Board Considerations and Fee Evaluation
48 Board Members and Officers
54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

DWS Large Cap Value Fund returned 29.14% during the 12-month period ended November 30, 2013. The fund's benchmark, the Russell 1000® Value Index, returned 31.92%.

Investment Process
We begin by screening for stocks whose price-to-earnings ratios are below the average for the Standard & Poor's 500® (S&P 500) Index. We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term share price appreciation and income.

The robust return of the S&P 500 Index reflects the extremely positive environment for equities that was in place during the past year. The resolution of the "fiscal cliff" concerns in early January 2013 removed a major uncertainty that had been hanging over the market through the second half of 2012, shoring up confidence among businesses, consumers and investors alike. The U.S. economy staged a recovery in the subsequent months, fueled by strength in the housing, auto and retail sectors. While this recovery was both unsteady and weaker than the United States' historical growth rate, it was strong enough to underpin modest earnings growth for corporate America. In addition, the support from the extremely accommodative monetary policy of the U.S. Federal Reserve Board (the Fed) gave investors the confidence to pay steadily higher valuations for stocks as the year progressed.

Value stocks excelled in this environment. While sharply rising markets are typically associated with outperformance for growth stocks, the 31.92% return of the Russell 1000 Value Index soundly outpaced the 29.74% gain of the Russell 1000® Growth Index. An important reason for this gap was the higher representation of financial stocks — which comfortably outperformed the broader market — in the value index.

Performance Attribution

The primary cause of the fund's modest underperformance was our positioning in the initial months of the reporting period ended November 30, 2013. During this time, we held a number of stocks that featured low valuations, but that were nonetheless performing poorly due to the deterioration in their underlying fundamentals. Among these were our positions in materials stocks such as Freeport-McMoRan Copper & Gold, Inc., and Newmont Mining Corp. We elected to sell these holdings and reposition the fund into areas that offered more attractive fundamentals, such as the financials sector. This decision added value, and we in fact outperformed the benchmark in the second half of the reporting period ended November 30, 2013. Nevertheless, the impact of the early underperformance of our materials holdings proved to be an important headwind to our performance vs. the benchmark.

"We believe our "flexible value" approach helps refresh the portfolio and ensures that it maintains an attractive valuation relative to the broader market."

The fund's relative performance was also pressured by our positions in the types of defensive, high-dividend stocks that lagged during this time of elevated investor risk appetites. Among these were utilities stocks such as FirstEnergy Corp., the telecommunication services stocks AT&T, Inc. and CenturyLink, Inc., and the tobacco stocks Altria Group, Inc. and Philip Morris International, Inc. The majority of these stocks finished the year with absolute gains, but they trailed the return of the index. We maintained our positions in the majority of these stocks, electing to sell only FirstEnergy. This reflects our broader approach: instead of trying to react to the market's short-term preferences, we seek to hold stocks we believe to be both fundamentally sound and undervalued until they come back into favor.

As the fund's gain of nearly 30% would indicate, we certainly had our share of winners during the past year. Many of our top performers were financial stocks that moved closer to their fair value after trading at a discount throughout the post-financial-crisis era. Among these were insurance companies such as Lincoln National Corp.,* MetLife, Inc.,* Principal Financial Group Inc. and Prudential Financial, Inc., as well as banking stocks like JPMorgan Chase & Co., Bank of America Corp. and PNC Financial Services Group, Inc. In addition, our decision to boost the fund's weighting in financials early in the period paid off given the sector's subsequent outperformance.

* Not held in the portfolio as of November 30, 2013.

Our stock selection in the information technology sector also added substantial value. The largest contributor in the sector was Hewlett-Packard Co., which nearly doubled from its extremely depressed level of late 2012. Our positions in Western Digital Corp. and Brocade Communications Systems, Inc. also aided returns. While these gains were offset to some extent by the relative underperformance of Cisco Systems, Inc. and International Business Machines Corp., on balance our positioning within information technology was helpful to performance during the past year.

Outlook and Positioning

We enter 2014 with a relatively cautious view on the markets. After a year of such strong gains — which itself followed a four-year bull market in equities — broader-market valuations have become increasingly rich. One reason for this is that much of the past year's rally was driven by an expansion of price-to-earnings ratios rather than an improvement in bottom-line earnings. With valuations having become more extended, we see greater potential for negative surprises to disrupt market performance in the year ahead.

In this environment, our approach has been to take profits on stocks that reach our price targets and to rotate into those with less expensive valuations. We believe this "flexible value" approach has helped refresh the portfolio and ensure that it maintains an attractive valuation relative to the broader market. As the year progressed, however, it became more difficult to find deeply undervalued issues than it was one or two years ago. While we continued to find stocks that are trading below their fair value, the gaps have become less substantial.

Still, we continued to find opportunities in certain areas that lagged in 2013, such as the consumer staples and energy sectors. We also were on the lookout for opportunities in companies that earn a large portion of their revenues overseas, particularly from Europe. The European economy showed signs that the "green shoots" of growth were taking hold, and many companies that generate substantial earnings in the region appear positioned to benefit in kind.

Given our cautious outlook, we placed an even greater emphasis on risk management than would typically be the case. We sought to avoid taking excessive risk, and we gradually reduced positions in sectors whose strong performance brought many stocks to fair valuations, such as the industrials and consumer discretionary groups. We believe this approach may help protect some of the gains the fund has generated through the past year. Overall, we believe our defensive strategy and continued emphasis on undervalued, fundamentally sound large-cap companies remains the most prudent approach at this stage of the market cycle.

Ten Largest Equity Holdings at November 30, 2013 (21.9% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	2.9%
2. JPMorgan Chase & Co. Provider of global financial services	2.5%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	2.4%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.3%
5. General Electric Co. Globally diversified technology and financial services company	2.2%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.2%
7. Bank of America Corp. Accepts deposits and offers banking, investing, asset management and other financial and risk-management products and services	1.9%
8. AT&T, Inc. An integrated telecommunications company	1.9%
9. Merck & Co., Inc. A global pharmaceutical company	1.8%
10. Johnson & Johnson Manufacturer of health care products and provider of related services	1.8%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Portfolio Management Team

Thomas Schuessler, PhD, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2007.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— Head of Equity Income and Member of the Asset Management CIO Executive Committee: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Peter Steffen, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio Manager for US and Global Value Equity: Frankfurt.

— Master's Degree ("Diplom-Kaufmann") in Finance & Asset Management from International School of Management, Dortmund with educational exchanges at the Université de Neuchâtel (Switzerland) and the University of Colorado (USA).

Oliver Pfeil, PhD, Director

Portfolio Manager of the fund. Joined the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 2006 after three years as Executive Assistant to the Management Board of Deutsche Bank. Previously, he served as a Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002) and as a Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003).

— Portfolio manager for US and Global Value Equity: Frankfurt.

— PhD and MBA in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index tracks the performance of those Russell 1000 Index stocks with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The consumer discretionary sector consists of companies that provide nonessential goods and services. Some examples of companies in this sector include retailers, apparel companies and automobile companies.

Performance Summary November 30, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/13
Unadjusted for Sales Charge	29.14%	14.13%	6.62%
Adjusted for the Maximum Sales Charge (max 5.75% load)	21.71%	12.78%	5.99%
Russell 1000® Value Index†	31.92%	16.40%	7.96%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/13
Unadjusted for Sales Charge	28.05%	13.23%	5.75%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	25.05%	13.11%	5.75%
Russell 1000® Value Index†	31.92%	16.40%	7.96%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/13
Unadjusted for Sales Charge	28.18%	13.32%	5.85%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	28.18%	13.32%	5.85%
Russell 1000® Value Index†	31.92%	16.40%	7.96%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/13
No Sales Charges	28.72%	13.82%	6.34%
Russell 1000® Value Index†	31.92%	16.40%	7.96%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 11/30/13
No Sales Charges	29.54%	14.49%	6.25%
Russell 1000® Value Index†	31.92%	16.40%	6.40%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/13
No Sales Charges	29.52%	14.51%	7.01%
Russell 1000® Value Index†	31.92%	16.40%	7.96%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2013 are 1.00%, 1.80%, 1.70%, 1.33%, 0.69% and 0.69% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares for periods prior to inception on March 1, 2011 are derived from the historical performance of Class A shares of DWS Large Cap Value Fund during such periods and have been adjusted to reflect higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on December 20, 2004. The performance shown for the index is for the time period of December 31, 2004 through November 30, 2013 which is based on the performance period of the life of Class S.

† The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
11/30/13	$23.22	$23.30	$23.26	$23.21	$23.23	$23.24
11/30/12	$18.31	$18.38	$18.35	$18.31	$18.32	$18.33
Distribution Information as of 11/30/13
Income Dividends, Twelve Months	$.37	$.20	$.23	$.31	$.43	$.43

Investment Portfolio as of November 30, 2013
	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 8.8%
Automobiles 1.3%
Ford Motor Co.	1,225,000	20,923,000
Diversified Consumer Services 0.7%
DeVry Education Group, Inc. (a)	175,000	6,219,500
H&R Block, Inc.	200,000	5,578,000
		11,797,500
Hotels, Restaurants & Leisure 0.9%
Carnival Corp. (a)	175,000	6,319,250
McDonald's Corp.	75,000	7,302,750
		13,622,000
Household Durables 0.8%
Jarden Corp.*	125,000	7,030,000
M.D.C. Holdings, Inc. (a)	200,000	6,044,000
		13,074,000
Leisure Equipment & Products 0.4%
Hasbro, Inc. (a)	125,000	6,727,500
Media 3.9%
Comcast Corp. "A"	475,000	23,688,250
Meredith Corp. (a)	100,000	5,334,000
News Corp. "A"*	400,000	7,184,000
Time Warner, Inc.	150,000	9,856,500
Twenty-First Century Fox, Inc. "A"	150,000	5,023,500
Walt Disney Co.	150,000	10,581,000
		61,667,250
Specialty Retail 0.8%
Advance Auto Parts, Inc.	70,000	7,070,700
Staples, Inc. (a)	350,000	5,435,500
		12,506,200
Consumer Staples 10.7%
Beverages 2.1%
Beam, Inc.	100,000	6,753,000
Molson Coors Brewing Co. "B"	150,000	7,900,500
PepsiCo, Inc.	225,000	19,003,500
		33,657,000
Food & Staples Retailing 2.8%
CVS Caremark Corp.	250,000	16,740,000
Sysco Corp. (a)	200,000	6,726,000
Wal-Mart Stores, Inc.	150,000	12,151,500
Walgreen Co.	150,000	8,880,000
		44,497,500
Food Products 1.2%
Ingredion, Inc.	100,000	6,916,000
Kellogg Co.	175,000	10,612,000
Tyson Foods, Inc. "A"	75,000	2,376,750
		19,904,750
Household Products 2.9%
Energizer Holdings, Inc.	75,000	8,276,250
Procter & Gamble Co.	450,000	37,899,000
		46,175,250
Tobacco 1.7%
Altria Group, Inc.	400,000	14,792,000
Philip Morris International, Inc.	150,000	12,831,000
		27,623,000
Energy 13.6%
Energy Equipment & Services 2.1%
Halliburton Co.	150,000	7,902,000
Helmerich & Payne, Inc. (a)	125,000	9,625,000
National Oilwell Varco, Inc.	100,000	8,150,000
Transocean Ltd.	150,000	7,557,000
		33,234,000
Oil, Gas & Consumable Fuels 11.5%
Anadarko Petroleum Corp.	100,000	8,882,000
Apache Corp.	125,000	11,436,250
Canadian Oil Sands Ltd.	500,000	9,354,110
Chevron Corp.	300,000	36,732,000
ConocoPhillips	200,000	14,560,000
Devon Energy Corp.	150,000	9,093,000
Exxon Mobil Corp.	500,000	46,740,000
Hess Corp.	100,000	8,113,000
Marathon Oil Corp.	225,000	8,109,000
Occidental Petroleum Corp.	125,000	11,870,000
Phillips 66	150,000	10,441,500
Suncor Energy, Inc.	250,000	8,670,000
		184,000,860
Financials 23.0%
Capital Markets 3.9%
Ameriprise Financial, Inc.	75,000	8,118,750
Apollo Global Management LLC "A"	150,000	4,528,500
Bank of New York Mellon Corp.	250,000	8,425,000
BlackRock, Inc.	25,000	7,568,750
Legg Mason, Inc. (a)	175,000	6,844,250
Oaktree Capital Group LLC (a)	125,000	6,965,000
The Goldman Sachs Group, Inc.	120,000	20,272,800
		62,723,050
Commercial Banks 3.8%
PNC Financial Services Group, Inc.	325,000	25,008,750
U.S. Bancorp.	350,000	13,727,000
Wells Fargo & Co.	500,000	22,010,000
		60,745,750
Consumer Finance 1.0%
Capital One Financial Corp.	225,000	16,116,750
Diversified Financial Services 6.7%
Bank of America Corp.	1,975,000	31,244,500
Citigroup, Inc.	350,000	18,522,000
JPMorgan Chase & Co.	700,000	40,054,000
Leucadia National Corp.	225,000	6,448,500
The NASDAQ OMX Group, Inc.	250,000	9,822,500
		106,091,500
Insurance 6.6%
ACE Ltd.	75,000	7,708,500
Alleghany Corp.*	17,500	6,896,750
Allstate Corp.	150,000	8,140,500
Aon PLC	100,000	8,164,000
Chubb Corp.	75,000	7,233,750
CNA Financial Corp.	200,000	8,304,000
Fidelity National Financial, Inc. "A"	325,000	9,447,750
PartnerRe Ltd.	100,000	10,290,000
Principal Financial Group, Inc.	175,000	8,860,250
Prudential Financial, Inc.	100,000	8,876,000
The Travelers Companies, Inc.	100,000	9,074,000
Unum Group	200,000	6,714,000
Validus Holdings Ltd.	150,000	6,007,500
		105,717,000
Thrifts & Mortgage Finance 1.0%
Home Loan Servicing Solutions Ltd.	200,000	4,654,000
Nationstar Mortgage Holdings, Inc.* (a)	150,000	5,944,500
New York Community Bancorp., Inc. (a)	350,000	5,782,000
		16,380,500
Health Care 13.7%
Biotechnology 0.4%
Amgen, Inc.	50,000	5,704,000
Health Care Equipment & Supplies 2.0%
Becton, Dickinson & Co.	65,000	7,058,350
C.R. Bard, Inc.	50,000	6,944,000
Medtronic, Inc.	175,000	10,031,000
St. Jude Medical, Inc.	150,000	8,763,000
		32,796,350
Health Care Providers & Services 3.2%
Aetna, Inc.	100,000	6,893,000
HCA Holdings, Inc.	125,000	5,802,500
McKesson Corp.	50,000	8,294,500
Owens & Minor, Inc. (a)	150,000	5,725,500
Select Medical Holdings Corp.	600,000	5,196,000
UnitedHealth Group, Inc.	125,000	9,310,000
WellPoint, Inc.	100,000	9,288,000
		50,509,500
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	150,000	8,035,500
Pharmaceuticals 7.6%
Bristol-Myers Squibb Co.	175,000	8,991,500
Eli Lilly & Co.	150,000	7,533,000
Hospira, Inc.*	125,000	4,913,750
Johnson & Johnson	300,000	28,398,000
Mallinckrodt PLC*	150,000	7,794,000
Merck & Co., Inc.	575,000	28,652,250
Pfizer, Inc.	1,100,000	34,903,000
		121,185,500
Industrials 7.0%
Aerospace & Defense 2.2%
Exelis, Inc.	350,000	6,184,500
Northrop Grumman Corp.	100,000	11,268,000
Raytheon Co.	200,000	17,736,000
		35,188,500
Airlines 0.2%
Southwest Airlines Co.	200,000	3,718,000
Commercial Services & Supplies 0.9%
ABM Industries, Inc.	200,000	5,562,000
Republic Services, Inc.	250,000	8,727,500
		14,289,500
Industrial Conglomerates 2.7%
Danaher Corp.	100,000	7,480,000
General Electric Co.	1,325,000	35,324,500
		42,804,500
Machinery 0.5%
AGCO Corp.	125,000	7,285,000
Road & Rail 0.5%
Norfolk Southern Corp.	100,000	8,769,000
Information Technology 11.0%
Communications Equipment 1.4%
Brocade Communications Systems, Inc.*	800,000	7,032,000
Cisco Systems, Inc.	750,000	15,937,500
		22,969,500
Computers & Peripherals 2.7%
Apple, Inc.	25,000	13,901,750
EMC Corp.	300,000	7,155,000
Hewlett-Packard Co.	300,000	8,205,000
SanDisk Corp.	75,000	5,111,250
Western Digital Corp.	125,000	9,380,000
		43,753,000
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	350,000	5,978,000
Internet Software & Services 0.4%
IAC/InterActiveCorp.	100,000	5,721,000
IT Services 1.2%
Booz Allen Hamilton Holding Corp. (a)	250,000	4,372,500
International Business Machines Corp.	50,000	8,984,000
Total System Services, Inc.	200,000	6,210,000
		19,566,500
Office Electronics 0.4%
Xerox Corp.	500,000	5,690,000
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp. "A"	200,000	5,338,000
Intel Corp.	350,000	8,344,000
Marvell Technology Group Ltd.	500,000	7,115,000
NVIDIA Corp. (a)	400,000	6,240,000
Texas Instruments, Inc.	150,000	6,450,000
		33,487,000
Software 2.4%
CA, Inc.	200,000	6,600,000
Microsoft Corp.	350,000	13,345,500
Oracle Corp.	350,000	12,351,500
Symantec Corp.	275,000	6,184,750
		38,481,750
Materials 3.5%
Chemicals 1.5%
Celanese Corp. "A"	100,000	5,613,000
CF Industries Holdings, Inc.	30,000	6,521,400
LyondellBasell Industries NV "A"	75,000	5,788,500
Praxair, Inc.	50,000	6,313,000
		24,235,900
Containers & Packaging 0.4%
Sonoco Products Co.	150,000	6,009,000
Metals & Mining 0.9%
Constellium NV "A"*	325,000	7,026,500
Reliance Steel & Aluminum Co.	100,000	7,353,000
		14,379,500
Paper & Forest Products 0.7%
International Paper Co.	125,000	5,831,250
Schweitzer-Mauduit International, Inc.	100,000	5,161,000
		10,992,250
Telecommunication Services 2.3%
Diversified Telecommunication Services
AT&T, Inc.	875,000	30,808,750
CenturyLink, Inc.	200,000	6,140,000
		36,948,750
Utilities 4.9%
Electric Utilities 2.9%
American Electric Power Co., Inc.	175,000	8,235,500
Duke Energy Corp.	125,000	8,745,000
NextEra Energy, Inc.	100,000	8,459,000
Pinnacle West Capital Corp.	125,000	6,670,000
PPL Corp.	225,000	6,909,750
Southern Co.	200,000	8,126,000
		47,145,250
Gas Utilities 0.5%
UGI Corp.	200,000	8,052,000
Independent Power Producers & Energy Traders 0.4%
AES Corp.	450,000	6,556,500
Multi-Utilities 1.1%
Dominion Resources, Inc.	50,000	3,245,500
Public Service Enterprise Group, Inc.	200,000	6,538,000
Wisconsin Energy Corp. (a)	175,000	7,309,750
		17,093,250
Total Common Stocks (Cost $1,217,356,398)		1,574,528,860

Securities Lending Collateral 3.9%
Daily Assets Fund Institutional, 0.09% (b) (c) (Cost $62,425,405)	62,425,405	62,425,405
Cash Equivalents 1.6%
Central Cash Management Fund, 0.07% (b) (Cost $25,608,727)	25,608,727	25,608,727

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,305,390,530)†	104.0	1,662,562,992
Other Assets and Liabilities, Net	(4.0)	(63,480,463)
Net Assets	100.0	1,599,082,529

* Non-income producing security.

† The cost for federal income tax purposes was $1,312,631,800. At November 30, 2013, net unrealized appreciation for all securities based on tax cost was $349,931,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $366,745,469 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,814,277.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at November 30, 2013 amounted to $61,043,191, which is 3.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of November 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,574,528,860	$—	$—	$1,574,528,860
Short-Term Investments (d)	88,034,132	—	—	88,034,132
Total	$1,662,562,992	$—	$—	$1,662,562,992

There have been no transfers between fair value measurement levels during the year ended November 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,217,356,398) — including $61,043,191 of securities loaned	$1,574,528,860
Investment in Daily Assets Fund Institutional (cost $62,425,405)*	62,425,405
Investment in Central Cash Management Fund (cost $25,608,727)	25,608,727
Total investments in securities, at value (cost $1,305,390,530)	1,662,562,992
Cash	176,051
Foreign currency, at value (cost $155,936)	155,324
Receivable for investments sold	3,295,058
Receivable for Fund shares sold	501,252
Dividends receivable	3,953,720
Interest receivable	24,007
Foreign taxes recoverable	17,774
Other assets	56,324
Total assets	1,670,742,502
Liabilities
Payable upon return of securities loaned	62,425,405
Payable for investments purchased	3,135,798
Payable for Fund shares redeemed	4,613,234
Accrued management fee	553,501
Accrued Directors' fees	13,994
Other accrued expenses and payables	918,041
Total liabilities	71,659,973
Net assets, at value	$1,599,082,529
Net Assets Consist of
Undistributed net investment income	14,742,862
Net unrealized appreciation (depreciation) on: Investments	357,172,462
Foreign currency	(694)
Accumulated net realized gain (loss)	76,409,551
Paid-in capital	1,150,758,348
Net assets, at value	$1,599,082,529

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2013 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($387,830,180 ÷ 16,704,313 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)	$23.22
Maximum offering price per share (100 ÷ 94.25 of $23.22)	$24.64
Class B Net Asset Value and redemption price per share ($3,305,476 ÷ 141,837 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$23.30
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($38,250,973 ÷ 1,644,604 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$23.26
Class R Net Asset Value, offering and redemption price per share ($1,737,987 ÷ 74,897 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$23.21
Class S Net Asset Value, offering and redemption price per share ($1,042,333,136 ÷ 44,872,734 shares of capital stock outstanding, $.01 par value, 300,000,000 shares authorized)	$23.23
Institutional Class Net Asset Value, offering and redemption price per share ($125,624,777 ÷ 5,406,468 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$23.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2013
Investment Income
Income Dividends (net of foreign taxes withheld of $105,159)	$39,560,272
Income distributions — Central Cash Management Fund	16,720
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	125,471
Total income	39,702,463
Expenses: Management fee	6,511,555
Administration fee	1,534,529
Services to shareholders	2,211,475
Distribution and service fees	1,333,410
Custodian fee	25,633
Professional fees	104,668
Reports to shareholders	77,957
Registration fees	74,442
Directors' fees and expenses	56,951
Other	59,906
Total expenses before expense reductions	11,990,526
Expense reductions	(92)
Total expenses before expense reductions	11,990,434
Net investment income (loss)	27,712,029
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	156,382,091
Futures	769,915
Foreign currency	(3,813)
157,148,193
Change in net unrealized appreciation (depreciation) on: Investments	208,202,017
Foreign currency	(724)
208,201,293
Net gain (loss)	365,349,486
Net increase (decrease) in net assets resulting from operations	$393,061,515

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$27,712,029	$31,035,853
Net realized gain (loss)	157,148,193	39,541,066
Change in net unrealized appreciation (depreciation)	208,201,293	55,612,199
Net increase (decrease) in net assets resulting from operations	393,061,515	126,189,118
Distributions to shareholders from: Net investment income: Class A	(6,874,576)	(7,317,218)
Class B	(37,855)	(53,359)
Class C	(395,430)	(429,215)
Class R	(18,664)	(9,649)
Class S	(20,339,115)	(20,084,736)
Institutional Class	(2,927,700)	(2,815,178)
Total distributions	(30,593,340)	(30,709,355)
Fund share transactions: Proceeds from shares sold	100,451,891	111,226,248
Reinvestment of distributions	28,969,027	28,843,174
Payments for shares redeemed	(342,525,057)	(330,064,755)
Net increase (decrease) in net assets from Fund share transactions	(213,104,139)	(189,995,333)
Increase (decrease) in net assets	149,364,036	(94,515,570)
Net assets at beginning of period	1,449,718,493	1,544,234,063
Net assets at end of period (including undistributed net investment income of $14,742,862 and $17,627,986, respectively)	$1,599,082,529	$1,449,718,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$18.31	$17.21	$16.53	$15.95	$13.09
Income (loss) from investment operations: Net investment income (loss)a	.33	.33	.32	.30	.28
Net realized and unrealized gain (loss)	4.95	1.10	.61	.57	2.83
Total from investment operations	5.28	1.43	.93	.87	3.11
Less distributions from: Net investment income	(.37)	(.33)	(.25)	(.29)	(.25)
Net asset value, end of period	$23.22	$18.31	$17.21	$16.53	$15.95
Total Return (%)b	29.14	8.35	5.62	5.54	24.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	388	377	415	492	469
Ratio of expenses (%)	.99	1.00	1.02	1.03	1.02
Ratio of net investment income (loss) (%)	1.59	1.86	1.84	1.86	2.05
Portfolio turnover rate (%)	67	51	34	32	81
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charge.

	Years Ended November 30,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$18.38	$17.27	$16.57	$15.97	$13.11
Income (loss) from investment operations: Net investment income (loss)a	.17	.19	.19	.16	.16
Net realized and unrealized gain (loss)	4.95	1.10	.61	.59	2.83
Total from investment operations	5.12	1.29	.80	.75	2.99
Less distributions from: Net investment income	(.20)	(.18)	(.10)	(.15)	(.13)
Net asset value, end of period	$23.30	$18.38	$17.27	$16.57	$15.97
Total Return (%)b	28.05	7.53	4.83	4.72	23.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	6	10	22
Ratio of expenses (%)	1.78	1.80	1.77	1.85	1.87
Ratio of net investment income (loss) (%)	.81	1.05	1.10	1.03	1.19
Portfolio turnover rate (%)	67	51	34	32	81
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charge.

	Years Ended November 30,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$18.35	$17.24	$16.56	$15.96	$13.10
Income (loss) from investment operations: Net investment income (loss)a	.19	.21	.20	.19	.17
Net realized and unrealized gain (loss)	4.95	1.10	.60	.58	2.84
Total from investment operations	5.14	1.31	.80	.77	3.01
Less distributions from: Net investment income	(.23)	(.20)	(.12)	(.17)	(.15)
Net asset value, end of period	$23.26	$18.35	$17.24	$16.56	$15.96
Total Return (%)b	28.18	7.65	4.86	4.85	23.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	35	39	42	42
Ratio of expenses (%)	1.70	1.70	1.70	1.73	1.78
Ratio of net investment income (loss) (%)	.89	1.16	1.16	1.16	1.28
Portfolio turnover rate (%)	67	51	34	32	81
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charge.

	Years Ended November 30,
Class R	2013		2012	Period Ended 11/30/11a
Selected Per Share Data
Net asset value, beginning of period	$18.31		$17.22	$18.16
Income (loss) from investment operations: Net investment income (loss)b	.27		.32	.22
Net realized and unrealized gain (loss)	4.94		1.06	(1.01)
Total from investment operations	5.21		1.38	(.79)
Less distributions from: Net investment income	(.31)		(.29)	(.15)
Net asset value, end of period	$23.21		$18.31	$17.22
Total Return (%)	28.72	c	8.05	(4.35	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,738		941	1
Ratio of expenses before expense reductions (%)	1.31		1.33	4.06	*
Ratio of expenses after expense reductions (%)	1.30		1.33	1.26	*
Ratio of net investment income (loss) (%)	1.29		1.77	1.66	*
Portfolio turnover rate (%)	67		51	34	**
a For the period from March 1, 2011 (commencement of Class R shares) to November 30, 2011.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended November 30,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$18.32	$17.22	$16.54	$15.95	$13.09
Income (loss) from investment operations: Net investment income (loss)a	.40	.39	.38	.35	.33
Net realized and unrealized gain (loss)	4.94	1.09	.60	.58	2.82
Total from investment operations	5.34	1.48	.98	.93	3.15
Less distributions from: Net investment income	(.43)	(.38)	(.30)	(.34)	(.29)
Net asset value, end of period	$23.23	$18.32	$17.22	$16.54	$15.95
Total Return (%)	29.54	8.71	5.95	5.92	24.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,042	902	955	991	976
Ratio of expenses (%)	.67	.69	.68	.70	.71
Ratio of net investment income (loss) (%)	1.92	2.17	2.18	2.19	2.36
Portfolio turnover rate (%)	67	51	34	32	81
a Based on average shares outstanding during the period.

	Years Ended November 30,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$18.33	$17.23	$16.55	$15.97	$13.12
Income (loss) from investment operations: Net investment income (loss)a	.39	.39	.38	.36	.34
Net realized and unrealized gain (loss)	4.95	1.10	.60	.57	2.82
Total from investment operations	5.34	1.49	.98	.93	3.16
Less distributions from: Net investment income	(.43)	(.39)	(.30)	(.35)	(.31)
Net asset value, end of period	$23.24	$18.33	$17.23	$16.55	$15.97
Total Return (%)	29.52	8.71	5.98	5.94	24.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	131	129	104	108
Ratio of expenses (%)	.69	.69	.68	.67	.63
Ratio of net investment income (loss) (%)	1.88	2.17	2.18	2.22	2.43
Portfolio turnover rate (%)	67	51	34	32	81
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of November 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $6,934,000 of pre-enactment losses inherited from its merger with an affiliated fund in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$19,566,910
Undistributed long-term capital gains	$85,761,140
Capital loss carryforwards	$(6,934,000)
Net unrealized appreciation (depreciation) on investments	$349,931,192

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2013	2012
Distributions from ordinary income*	$30,593,340	$30,709,355

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended November 30, 2013, the Fund used futures for hedging purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of November 30, 2013. For the year ended November 30, 2013, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $35,769,000.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$769,915
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

C. Purchases and Sales of Securities

During the year ended November 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $1,005,369,449 and $1,166,579,752, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the year ended November 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

For the period from December 1, 2012 through February 28, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.37%.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class R	1.35%
Class S	.85%
Institutional Class	.85%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended November 30, 2013, the Administration Fee was $1,534,529, of which $130,670 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2013
Class A	$440,445	$—	$69,631
Class B	6,186	—	902
Class C	22,877	—	3,695
Class R	2,828	92	444
Class S	765,006	—	125,056
Institutional Class	176,807	—	30,709
	$1,414,149	$92	$230,437

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2013
Class B	$28,034	$2,047
Class C	270,293	23,475
Class R	3,238	349
	$301,565	$25,871

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2013	Annual Effective Rate
Class A	$929,657	$242,677	.24%
Class B	9,191	2,259	.25%
Class C	89,762	23,841	.25%
Class R	3,235	1,093	.25%
	$1,031,845	$269,870

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2013 aggregated $7,254.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2013, the CDSC for Class B and C shares aggregated $4,809 and $2,126, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2013, DIDI received $2,258 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,013, of which $7,413 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 27, 2012 through November 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $13,754.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended November 30, 2013		Year Ended November 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,394,127	$50,003,923	3,008,690	$53,935,353
Class B	7,205	143,178	15,796	283,060
Class C	207,191	4,295,431	187,152	3,382,885
Class R	31,483	665,272	68,033	1,224,497
Class S	1,446,210	29,882,134	1,888,658	33,721,535
Institutional Class	751,221	15,461,953	1,051,846	18,678,918
		$100,451,891		$111,226,248
Shares issued to shareholders in reinvestment of distributions
Class A	329,552	$6,620,476	398,756	$7,062,605
Class B	1,696	34,070	2,692	47,845
Class C	16,565	333,343	20,028	356,190
Class R	921	18,662	532	9,649
Class S	945,469	19,043,693	1,047,426	18,560,447
Institutional Class	144,968	2,918,783	158,031	2,806,438
		$28,969,027		$28,843,174
Shares redeemed
Class A	(6,592,534)	$(136,377,877)	(6,971,866)	$(125,607,009)
Class B	(90,463)	(1,869,882)	(142,958)	(2,559,083)
Class C	(485,500)	(9,918,767)	(571,056)	(10,255,578)
Class R	(8,901)	(187,262)	(17,227)	(314,295)
Class S	(6,724,794)	(138,260,304)	(9,155,468)	(163,863,128)
Institutional Class	(2,654,012)	(55,910,965)	(1,533,579)	(27,465,662)
		$(342,525,057)		$(330,064,755)
Net increase (decrease)
Class A	(3,868,855)	$(79,753,478)	(3,564,420)	$(64,609,051)
Class B	(81,562)	(1,692,634)	(124,470)	(2,228,178)
Class C	(261,744)	(5,289,993)	(363,876)	(6,516,503)
Class R	23,503	496,672	51,338	919,851
Class S	(4,333,115)	(89,334,477)	(6,219,384)	(111,581,146)
Institutional Class	(1,757,823)	(37,530,229)	(323,702)	(5,980,306)
		$(213,104,139)		$(189,995,333)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Large Cap Value Fund, (one of the series constituting DWS Value Series, Inc. (the "Fund")), as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value Fund at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 23, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2013 to November 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/13	$1,112.50	$1,101.80	$1,108.40	$1,110.70	$1,114.20	$1,114.10
Expenses Paid per $1,000*	$5.19	$9.17	$8.99	$6.83	$3.55	$3.71
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/13	$1,020.16	$1,016.34	$1,016.55	$1,018.60	$1,021.71	$1,021.56
Expenses Paid per $1,000*	$4.96	$8.80	$8.59	$6.53	$3.40	$3.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Large Cap Value Fund	.98%	1.74%	1.70%	1.29%	.67%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $94,337,000 as capital gain dividends for its year ended November 30, 2013, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended November 30, 2013 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $43,632,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of DWS Large Cap Value Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their independent counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F 101	23338F 200	23338F 309	23338F 606	23338F 705
Fund Number	086	286	386	2312	1486

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	KDCQX
CUSIP Number	23338F 630
Fund Number	1586

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DLCVF-2
(R-025436-3 1/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LARGE CAP VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$76,463	$0	$7,056	$0
2012	$73,457	$0	$6,851	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$379,516	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$7,056	$379,516	$702,765	$1,089,337
2012	$6,851	$359,967	$477,809	$844,627

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2014